UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2021
BP Midstream Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-38260	82-1646447
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

501 Westlake Park Boulevard, Houston, Texas 77079
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (281) 366-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	BPMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Operators of Gulf of Mexico pipelines in which BP Midstream Partners (“BPMP” or the “Partnership”) has interests, as well as operators of production facilities connected to these pipelines, including BPMP’s sponsor, bp, continue to assess the impacts of Hurricane Ida.

bp provides updates on its website at https://www.bp.com/en_us/united-states/home/news/storm-center.html.

On September 20, 2021, Shell Pipeline Company, L.P., the operator of the Mars, Proteus and Endymion pipelines, in which BPMP owns interests, issued the following update relevant to BPMP:

"Shell Midstream Partners, L.P. (NYSE:SHLX) (“Shell Midstream Partners” or the “Partnership”) and Shell Pipeline Company LP (“SPLC”) have substantially completed Hurricane Ida impact assessments on most of their owned or operated assets in the Gulf of Mexico and onshore Louisiana. The Partnership can report the following at this time:

•The Partnership's operated pipelines, including ... Proteus, Endymion, ... have been returned to normal operating service after successfully completing all needed safety and stand-up tests.

•Mars: Shell Offshore Inc. and SPLC have conducted a comprehensive damage assessment on the West Delta-143 (“WD-143”) offshore facilities.

◦Due to the damage discovered, it is estimated that some parts of the WD-143 facilities will be offline for repairs into Q4 2021 and other parts until the end of Q4 2021. This damage will impact the Partnership’s ability to provide service to shippers until such repairs are completed.

◦Given the timeline for repairs to WD-143, the Partnership expects throughput to resume from the Olympus platform at some point in Q4 2021 and from the Mars and Ursa facilities at some point in Q1 2022.

Shell Midstream Partners carries several insurance policies in kinds and amounts customary to the industry, which may offset some costs of any asset damage and business losses. The Partnership’s business interruption insurance related to lost revenue is expected to begin after sixty days of downtime. The Partnership intends to file all appropriate claims.

The Partnership will continue to provide updates on the company website, www.shellmidstreampartners.com, as information becomes available.

Shell Midstream Partners’ primary focus continues to be the safety of its affiliates’ employees and the protection of the environment."

BPMP owns a 28.5% interest in Mars and a 65.0% interest in the Mardi Gras Transportation System Company, LLC, which holds a 65% interest in each of Proteus and Endymion. BPMP also owns 22.7% of the Ursa pipeline, which feeds into the Mars pipeline. The Partnership will make additional public disclosures when appropriate to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2021	BP MIDSTREAM PARTNERS LP
	By:	BP MIDSTREAM PARTNERS GP LLC,
its general partner

	By:	/s/ Hans F. Boas
Hans F. Boas
Chief Legal Counsel and Secretary